OTHER FINANCIAL ITEMS	12 Months Ended
Dec. 31, 2013
Other Income and Expenses [Abstract]
OTHER FINANCIAL ITEMS
OTHER FINANCIAL ITEMS

Other financial items comprise the following items:

	Year ended December 31
(in thousands of $)	2013	2012	2011
Net increase/(decrease) in fair value of non-designated derivatives	7,726	6,493	(3,696)
Net cash payments on non-designated derivatives	(2,653)	(179)	68
Net increase/(decrease) in fair value of designated derivatives (ineffective portion)	224	1,466	(780)
Other items	(3,294)	(1,904)	(2,632)
Total other financial items	2,003	5,876	(7,040)

The net movement in mark-to-market valuations of non-designated derivatives and net cash payments thereon relate to non-designated, terminated or de-designated interest rate swaps and cross currency interest rate swaps, and non-designated interest rate swaptions. The net movement in mark-to-market valuations of designated derivatives relates to the ineffective portion of interest rate swaps and cross currency interest rate swaps that have been designated as cash flow hedges. Changes in the valuations of the effective portion of interest rate swaps that are designated as cash flow hedges are reported under "Other comprehensive income". The above net increase/ (decrease) in valuation of non-designated derivatives in the year ended December 31, 2013, includes $2.1 million (2012: $27,000; 2011: $1.8 million) reclassified from "Other comprehensive income", resulting from certain interest rate swaps relating to loan facilities no longer being designated as cash flow hedges.

Other items include bank charges, fees relating to loan facilities and foreign currency translation adjustments.